INVESCO MULTIPLE ASSET FUNDS, INC.

                Supplement to Statement of Additional Information
                             dated December 1, 1997

The section of the INVESCO Multiple Asset Funds, Inc.'s Statement of Additional Information entitled "The Fund And Its Management: Sub-Advisory Agreement" is amended to (1) delete the third paragraph and (2) substitute the following new paragraph in its place:

         The Sub-Agreement provides that as compensation for its services, IMR shall receive from IFG, at the end of each month, a fee based upon the average daily value of the Multi-Asset Allocation Fund's net assets. Based upon approval of the Company's board of directors at a meeting held May 14, 1998, the calculation of the subadvisory fees of the Fund has been changed from 33.33% of the advisory fee (0.25% on the first $500 million of the Fund's average net assets, 0.2167% on the next $500 million of the Fund's average net assets and 0.1667% on the Fund's average net assets in excess of $1 billion)to 40% of the advisory fee (0.30% on the first $500 million of the Fund's average net assets, 0.26% on the next $500 million of the Fund's average net assets and 0.20% of the Fund's average net assets in excess of $1 billion). The subadvisory fee is paid by INVESCO, not the Fund.

The date of this Supplement is August 1, 1998.